                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549




                                       FORM 8-K

                                    Current Report

                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)    June 16, 1997



                               BRANDYWINE REALTY TRUST
                (Exact name of registrant as specified in its charter)





   MARYLAND                           1-9106                     23-2413352
(State or other             (Commission file number)          (I.R.S. Employer
jurisdiction of                                                Identification
incorporation)                                                     Number)








              16 CAMPUS BOULEVARD, NEWTOWN SQUARE, PENNSYLVANIA  19073
                       (Address of principal executive offices)


                                    (610) 325-5600
                 (Registrant's telephone number, including area code)



                                  Page 1 of 6 pages

Item 5.  Other Events


         On June 16, 1997, Brandywine Operating Partnership, L.P. (the "Operating Partnership"), a limited partnership of which Brandywine Realty Trust (the "Company") is the sole general partner, acquired an office property located in Broomall, Pennsylvania ("1974 Sproul Road") containing approximately 62,934 net rentable square feet. As of June 16, 1997, the property was approximately 89.3% leased to 10 tenants. Franklin Mint Credit Union, Main Line Book Company, Allan Collautt Associates and TMR, Inc. each individually occupy more than 10% of the total net rentable area of the property.

         The net purchase price for 1974 Spoul Road totaled $4,125,000. The Operating Partnership paid the purchase price and closing expenses using existing cash reserves.

         The seller of 1974 Sproul Road, Metropolitan Life Insurance Company, a New York corporation (the "Seller"), is a party unaffiliated with the Company and the Operating Partnership. The purchase price for 1974 Sproul Road was determined by arm's-length negotiation between the Company and the Seller.

         The table set forth below shows certain information regarding rental rates and lease expirations for 1974 Sproul Road.

                             Scheduled Lease Expirations
                                  (1974 Sproul Road)

                    Number of Leases     Rentable Square       Final Annualized           Percentage of Total
    Year of        Expiring Within       Footage Subject        Base Rent from        Final Annualized Base Rent
     Lease           the Year at       to Expiring Leases   1974 Sproul Road under      from 1974 Sproul Road
  Expiration    1974 Sproul Road (1)   at 1974 Sproul Road    Expiring Leases (2)      Under Expiring Leases
--------------  --------------------   -------------------  ----------------------    --------------------------
    1997              1                        6,725               $  97,513                   12.3%

    1998              3                       14,602                 227,684                   28.7%

    1999              3                        9,492                 137,054                   17.3%

    2000              1                        6,376                 102,016                   12.8%

    2001              -                          -                      -                         -

    2002              2                        18,993                229,670                   28.9%

    2003              -                          -                      -                         -

    2004              -                          -                      -                         -

    2005              -                          -                      -                         -

    2006 and
    Thereafter        -                          -                      -                         -
                   -------                    --------            ----------                  --------
    Total             10                       56,188             $  793,937                   100.0%
                   -------                    --------            ----------                  --------
                   -------                    --------            ----------                  --------

---------------------
(1) A lease is considered to expire if, and at any time, it is terminable by the tenant without payment of penalty or premium.

(2) "Final Annualized Base Rent" for each lease scheduled to expire represents the cash rental rate in the final month prior to expiration multiplied by twelve.



                   After giving effect to the acquisitions of 1974 Sproul Road, the Company's portfolio consists of 66 office properties and 9 industrial properties that contain an aggregate of approximately 4.3 million net rentable square feet.

              During the period January 1, 1997 through June 16, 1997, the Company has acquired 10 individually insignificant properties from parties unaffiliated with the Company and the Operating Partnership. The aggregate purchase price for these properties was approximately $31 million. The Company is filing this Current Report on Form 8-K in order to provide audited financial statements for five of the individually insignificant property acquisitions in accordance with Regulation S-X, Rule 3-14.

              On April 18, 1997, the Operating Partnership acquired the Greentree Executive Campus Acquisition Properties, aggregating approximately 156,000 net rentable square feet, located in Evesham, New Jersey, for approximately $11.2 million. Reference is made to the Current Report on Form 8-K dated May 1, 1997 for additional information regarding the Greentree Executive Campus Acquisition Properties and to Item 7 herein for certain financial statements related to these properties.

              On June 5, 1997, the Operating Partnership acquired two office buildings, 748 Springdale Road and 855 Springdale Drive, located in West Whiteland Township, Chester County, Pennsylvania (collectively, the "748 & 855 Springdale Drive"), for a net purchase price of approximately $5.3 million. Reference is made to Item 7 herein for certain financial statements related to these properties.

Item 7.  Financial Statements and Exhibits.


(a)  Financial Statements of Businesses Acquired.

The audited statement of revenue and certain operating expenses of the Greentree Executive Campus Acquistion Properties for the year ended December 31, 1996 and the unaudited statement of revenue and certain operating expenses for the three months ended March 31, 1997 are included on pages F-2 to F-6.

The audited statement of revenue and certain operating expenses of 748 & 855 Springdale Drive for the year ended December 31, 1996 and the unaudited statement of revenue and certain operating expenses for the three months ended March 31, 1997 and 1996 are included on pages F-7 to F-10.

(b)  Pro Forma Financial Information.

Pro forma financial information which reflects the Company's acquisition of 748 & 855 Springdale Drive and 1974 Sproul Road as of and for the three months ended March 31, 1997 and for the year ended December 31, 1996 are included on pages F-1 to F-12.


(c)  Exhibits.

10.1 Agreement of Purchase and Sale - by and between Metropolitan Life
     Insurance Company and the Company regarding 1974 Sproul Road, Broomall, PA.

23.1 Consent of Arthur Andersen LLP

23.2 Consent of Zelenkofske, Axelrod & Co., Ltd.

    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       BRANDYWINE REALTY TRUST


    Date:  June 26, 1997               By:         /s/ Gerard H. Sweeney
                                              ---------------------------------
                                       Title: President and Chief Executive
                                              Officer

                            BRANDYWINE REALTY TRUST
                         INDEX TO FINANCIAL STATEMENTS

I. UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION
  - Pro Forma Condensed Consolidating Balance Sheet as of March 31, 1997.............         F-4
  - Pro Forma Condensed Consolidating Statement of Operations for the Year Ended
    December 31, 1996................................................................         F-5
  - Pro Forma Condensed Consolidating Statement of Operations for the Three Months
    Ended March 31, 1997.............................................................         F-6
  - Notes and Management's Assumptions to Unaudited Pro Forma Condensed Consolidating
    Financial Information............................................................         F-7
II. GREENTREE EXECUTIVE CAMPUS ACQUISITION PROPERTIES
  - Report of Independent Public Accountants.........................................         F-16
  - Combined Statements of Revenue and Certain Expenses for the Year Ended December
    31, 1996 (audited) and for the Three Month Period Ended March 31, 1997
    (unaudited)......................................................................         F-17
  - Notes to Combined Statements of Revenue and Certain Expenses.....................         F-18
III. 748 & 855 SPRINGDALE DRIVE
  - Report of Independent Public Accountants.........................................         F-20
  - Combined Statements of Revenue and Certain Expenses for the Year Ended December
    31, 1996 (audited) and for the Three Month Periods Ended March 31, 1997 and 1996

(unaudited)......................................................................             F-21
  - Notes to Combined Statements of Revenue and Certain Expenses.....................         F-22

                            BRANDYWINE REALTY TRUST
            PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

    The following sets forth the pro forma condensed consolidating balance sheet of Brandywine Realty Trust ("the Company") as of March 31, 1997 and the pro forma condensed consolidating statements of operations for the three months ended March 31, 1997 and for the year ended December 31, 1996.

    The pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of (i) the Company; (ii) the 19 "SSI/TNC" Properties acquired in August 1996; (iii) the LibertyView Building acquired in July 1996; (iv) the 1996 Additional Acquisition Properties, consisting of (a) the nine properties (the "SERS Properties") acquired in November 1996 from the Pennsylvania State Employees Retirement System ("SERS") and its subsidiaries, (b) Delaware Corporate Center I, (c) 700/800 Business Center Drive and (d) 8000 Lincoln Drive; (v) the Columbia Acquisition Properties acquired in January 1997; (vi) the Main Street Acquisition Properties acquired in March 1997; (vii) the TA Properties acquired in May 1997; (viii) the Emmes Properties acquired in May 1997; (ix) the Greentree Executive Campus Acquisition Properties acquired in April 1997; and (x) 748 & 855 Springdale Drive acquired in June 1997.

    The unaudited pro forma condensed consolidating financial information is presented as if the following events occurred no later than March 31, 1997, for balance sheet purposes, and at the beginning of the period presented, for purposes of the statements of operations:

    -   The Company acquired the LibertyView Building.

    - The Company acquired its partnership interests in Brandywine Operating Partnership, L.P. (the "Operating Partnership").

    -   The Operating Partnership acquired the 19 SSI/TNC Properties.

    - The $774,000 loan from Turkey Vulture Fund XIII, Ltd. (the "RMO Fund") was satisfied by the issuance of 46,321 Paired Units to the RMO Fund. Each Paired Unit consists of one Common Share and a warrant exercisable for one Common Share at a price of $19.50.

    - The Company issued 4,600,000 Common Shares at $16.50 per share, of which 600,000 shares related to the underwriter's exercise of the over-allotment option (the "1996 Offering").

    - The Operating Partnership acquired the 1996 Additional Acquisition Properties for: (i) 481,818 Series A Convertible Preferred Shares convertible into 1,606,060 Common Shares valued at $26,444,000; (ii) discounted deferred payments of $3,225,000; (iii) warrants to purchase 133,333 Common Shares at an exercise price of $25.50 valued at $56,000 and (iv) $23,658,000 of cash.

    - The Company issued 636,363 Common Shares at $16.50 per share to a voting trust established for the benefit of SERS, in exchange for $10.5 million (the "SERS Offering") and contributed such proceeds to the Operating Partnership in exchange for 636,363 units of general partnership interest ("GP Units") in the Operating Partnership.

    - The Company issued 709,090 Common Shares at $16.50 per share to two investment funds managed by Morgan Stanley Asset Management Inc. (the "Morgan Stanley Offering") and contributed the proceeds to the Operating Partnership in exchange for 709,090 GP Units.

    - The Operating Partnership repaid $49,805,000 of mortgage indebtedness and $764,000 of loans made by Safeguard Scientifics, Inc. and paid a $500,000 prepayment penalty with a portion of the proceeds of the 1996 Offering, the SERS Offering and the Morgan Stanley Offering.

    - The Operating Partnership acquired the Columbia Acquisition Properties for $31,481,000, including closing costs of $181,000, paid as follows:
       (i) $7,000,000 of borrowings under the Company's revolving credit facility, (ii) $12,157,000 through an assumption by the Operating Partnership of mortgage indebtedness encumbering two of the office buildings and (iii) the $12,324,000 balance from cash reserves.

    - The Company issued 2,375,500 Common Shares at $20.625 per share, of which 175,500 shares related to the underwriter's exercise of the over-allotment option (the "1997 Offering").

    - The Operating Partnership acquired the Main Street Acquisition Properties for $21,583,000, including $83,000 of closing costs, paid as follows: (i) cash of $19,683,000 and (ii) assumed debt of $1,900,000.

    - The Operating Partnership acquired 1336 Enterprise Drive, Greentree Executive Campus, Five Eves Drive and Kings Manor (the "Other 1997 Acquisitions") for approximately $21,785,000, including closing costs of approximately $168,000, paid using existing cash reserves and borrowings under the Company's revolving credit facility.

    - The Operating Partnership acquired the TA Properties for $42,245,000, including $620,000 of closing costs, paid through a borrowing under the Company's revolving credit facility.

    - The Operating Partnership acquired the Emmes Properties for $66,494,000, including $294,000 of closing costs, paid as follows: (i) $14,275,000 of borrowings under the Company's revolving credit facility and (ii) the balance through a borrowing under the Bridge Loan.

    - The Operating Partnership acquired 748 & 855 Springdale Drive for $5,336,000, including $86,000 of closing costs, paid through a borrowing under the Bridge Loan.

    - The Operating Partnership acquired 1974 Sproul Road for $4,181,000, including $56,000 of closing costs, paid using existing cash reserves.

    The pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position would have been at March 31, 1997, nor does it purport to represent the future financial position and the results of operations of the Company.

                            BRANDYWINE REALTY TRUST

                PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                      AS OF MARCH 31, 1997 (NOTES 1 AND 2)

                                  (UNAUDITED)

                                 (IN THOUSANDS)

                                                                          BRANDYWINE          OTHER EVENTS
                                                                         REALTY TRUST          SUBSEQUENT              TA
                                                                          HISTORICAL          TO MARCH 31,         PROPERTIES
                                                                         CONSOLIDATED           1997 (A)               (B)
                                                                      -------------------  -------------------  -----------------
ASSETS:
  Real estate investments, net......................................       $ 208,825            $  18,147           $  42,245
  Cash and cash equivalents.........................................          18,398               (3,550)             --
  Escrowed cash.....................................................           1,612               --                  --
  Accounts receivable...............................................           2,074               --                  --
  Due from affiliates...............................................             479               --                  --
  Investment in management company..................................             116               --                  --
  Deferred costs and other assets...................................           4,850               --                  --
                                                                            --------              -------             -------
    Total assets....................................................         236,354               14,597              42,245
                                                                            --------              -------             -------
                                                                            --------              -------             -------
LIABILITIES:
  Mortgages and notes payable.......................................          46,848               14,597              42,245
  Accrued interest..................................................             257               --                  --
  Accounts payable and accrued expenses.............................           3,223               --                  --
  Distributions payable.............................................           4,064               --                  --
  Tenant security deposits and deferred rents.......................           2,157               --                  --
                                                                            --------              -------             -------
    Total liabilities...............................................          56,549               14,597              42,245
                                                                            --------              -------             -------
MINORITY INTEREST...................................................           6,356               --                  --
                                                                            --------              -------             -------
CONVERTIBLE PREFERRED SHARES........................................          23,458               --                  --
                                                                            --------              -------             -------
BENEFICIARIES' EQUITY:
  Common shares of beneficial interest..............................              96               --                  --
  Additional paid-in capital........................................         162,885               --                  --
  Share warrants....................................................             962               --                  --
  Cumulative deficit................................................          (1,198)              --                  --
  Cumulative distributions..........................................         (12,754)              --                  --
                                                                            --------              -------             -------
    Total beneficiaries' equity.....................................         149,991               --                  --
                                                                            --------              -------             -------
    Total liabilities and beneficiaries equity......................       $ 236,354            $  14,597           $  42,245
                                                                            --------              -------             -------
                                                                            --------              -------             -------

                                                                            EMMES            748 & 855         SPROUL
                                                                         PROPERTIES         SPRINGDALE          1974
                                                                             (C)             DRIVE (D)        ROAD (E)
                                                                      -----------------  -----------------  -------------
ASSETS:
  Real estate investments, net......................................      $  66,494          $   5,336        $   4,181
  Cash and cash equivalents.........................................         --                 --               (4,181)
  Escrowed cash.....................................................         --                 --               --
  Accounts receivable...............................................         --                 --               --
  Due from affiliates...............................................         --                 --               --
  Investment in management company..................................         --                 --               --
  Deferred costs and other assets...................................         --                 --               --
                                                                            -------             ------           ------
    Total assets....................................................         66,494              5,336           --
                                                                            -------             ------           ------
                                                                            -------             ------           ------
LIABILITIES:
  Mortgages and notes payable.......................................         66,494              5,336           --
  Accrued interest..................................................         --                 --               --
  Accounts payable and accrued expenses.............................         --                 --               --
  Distributions payable.............................................         --                 --               --
  Tenant security deposits and deferred rents.......................         --                 --               --
                                                                            -------             ------           ------
    Total liabilities...............................................         66,494              5,336           --
                                                                            -------             ------           ------
MINORITY INTEREST...................................................         --                 --               --
                                                                            -------             ------           ------
CONVERTIBLE PREFERRED SHARES........................................         --                 --               --
                                                                            -------             ------           ------
BENEFICIARIES' EQUITY:
  Common shares of beneficial interest..............................         --                 --               --
  Additional paid-in capital........................................         --                 --               --
  Share warrants....................................................         --                 --               --
  Cumulative deficit................................................         --                 --               --
  Cumulative distributions..........................................         --                 --               --
                                                                            -------             ------           ------
    Total beneficiaries' equity.....................................         --                 --               --
                                                                            -------             ------           ------
    Total liabilities and beneficiaries equity......................      $  66,494          $   5,336        $  --
                                                                            -------             ------           ------
                                                                            -------             ------           ------


                                                                           PRO FORMA
                                                                         CONSOLIDATED
                                                                      -------------------
ASSETS:
  Real estate investments, net......................................       $ 345,228
  Cash and cash equivalents.........................................          10,667
  Escrowed cash.....................................................           1,612
  Accounts receivable...............................................           2,074
  Due from affiliates...............................................             479
  Investment in management company..................................             116
  Deferred costs and other assets...................................           4,850
                                                                            --------
    Total assets....................................................         365,026
                                                                            --------
                                                                            --------
LIABILITIES:
  Mortgages and notes payable.......................................         175,520
  Accrued interest..................................................             257
  Accounts payable and accrued expenses.............................           3,223
  Distributions payable.............................................           4,064
  Tenant security deposits and deferred rents.......................           2,157
                                                                            --------
    Total liabilities...............................................         185,221
                                                                            --------
MINORITY INTEREST...................................................           6,356
                                                                            --------
CONVERTIBLE PREFERRED SHARES........................................          23,458
                                                                            --------
BENEFICIARIES' EQUITY:
  Common shares of beneficial interest..............................              96
  Additional paid-in capital........................................         162,885
  Share warrants....................................................             962
  Cumulative deficit................................................          (1,198)
  Cumulative distributions..........................................         (12,754)
                                                                            --------
    Total beneficiaries' equity.....................................         149,991
                                                                            --------
    Total liabilities and beneficiaries equity......................       $ 365,026
                                                                            --------
                                                                            --------

                            BRANDYWINE REALTY TRUST

           PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 1996 (NOTES 1 AND 3)

                                  (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                 BRANDYWINE
                                                   REALTY
                                                   TRUST
                                                 HISTORICAL           1996
                                              CONSOLIDATED (A)     EVENTS (B)      SUBTOTAL
                                            --------------------  -------------  -------------
REVENUE:
  Base rents..............................       $    8,462         $  12,646      $  21,108
  Tenant reimbursements...................            1,372             2,838          4,210
  Other...................................              196               100            296
                                                 ----------       -------------  -------------
    Total Revenue.........................           10,030            15,584         25,614
                                                 ----------       -------------  -------------
OPERATING EXPENSES:
  Interest................................            2,751               513          3,264
  Depreciation and amortization...........            2,836             4,687          7,523
  Property expenses.......................            3,709             6,830         10,539
  General and administrative..............              825               148            973
                                                 ----------       -------------  -------------
    Total operating expenses..............           10,121            12,178         22,299
                                                 ----------       -------------  -------------
    Income (loss) before minority
      interest............................              (91)            3,406          3,315
Minority interest in (income) loss........              (45)             (429)          (474)
                                                 ----------       -------------  -------------
Income (loss) before uncombined entity....             (136)            2,977          2,841
Equity in income of management company....              (26)               66             40
                                                 ----------       -------------  -------------
Net income (loss).........................             (162)            3,043          2,881
(Income) loss allocated to Preferred
  Shares..................................             (401)           (1,847)        (2,248)
                                                 ----------       -------------  -------------
Income (loss) allocated to Common
  Shares..................................       $     (563)        $   1,196      $     633
                                                 ----------       -------------  -------------
                                                 ----------       -------------  -------------
Earnings (loss) per Common Share..........       $    (0.43)
                                                 ----------
                                                 ----------
Weighted average number of shares
  outstanding including share
  equivalents.............................        1,302,648
                                                 ----------
                                                 ----------



                                                                             1997 EVENTS
                                          ----------------------------------------------------------------------------------------
                                                            TA            EMMES         748 & 855        1974             TOTAL
                                              OTHER     PROPERTIES     PROPERTIES      SPRINGDALE       SPROUL          PRO FORMA
                                           EVENTS (D)       (E)            (F)          DRIVE (G)      ROAD (H)       CONSOLIDATED
                                          ------------  -----------  ---------------  -------------  -------------  ---------------
REVENUE:
  Base rents............................    $  11,345    $   5,102      $   6,214       $     940      $     774        $  45,483
  Tenant reimbursements.................        1,102          735          2,681          --                118            8,846
  Other.................................          377            9             10          --             --                  692
                                          ------------      ------        -------     -------------        -----          -------
    Total Revenue.......................       12,824        5,846          8,905             940            892           55,021
                                          ------------      ------        -------     -------------        -----          -------
OPERATING EXPENSES:
  Interest..............................        2,250        3,168          4,987             400         --               14,069
  Depreciation and amortization.........        2,334        1,352          2,128             171            134           13,642
  Property expenses.....................        5,619        1,962          3,482             250            492           22,344
  General and administrative............       --           --             --              --             --                  973
                                          ------------      ------        -------     -------------        -----          -------
    Total operating expenses............       10,203        6,482         10,597             821            626           51,028
                                          ------------      ------        -------     -------------        -----          -------
    Income (loss) before minority
      interest..........................        2,621         (636)        (1,692)            119            266            3,993
Minority interest in (income) loss......          246           29             76              (5)           (12)            (140)
                                          ------------      ------        -------     -------------        -----          -------
Income (loss) before uncombined entity..        2,867         (607)        (1,616)            114            254            3,853
Equity in income of management company..       --              105             65              23             22              255
                                          ------------      ------        -------     -------------        -----          -------
Net income (loss).......................        2,867         (502)        (1,551)            137            276            4,108
(Income) loss allocated to Preferred
  Shares................................       --           --             --              --             --               (2,248)
                                          ------------      ------        -------     -------------        -----          -------
Income (loss) allocated to Common
  Shares................................    $   2,867    $    (502)     $  (1,551)      $     137      $     276        $   1,860
                                          ------------      ------        -------     -------------        -----          -------
                                          ------------      ------        -------     -------------        -----          -------
Earnings (loss) per Common Share........                                                                                $    0.20
                                                                                                                          -------
                                                                                                                          -------
Weighted average number of shares
  outstanding including share
  equivalents...........................                                                                                9,291,406
                                                                                                                          -------
                                                                                                                          -------


                            BRANDYWINE REALTY TRUST

           PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 1997 (NOTES 1 AND 3)

                                  (UNAUDITED)

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                  BRANDYWINE                          1997 EVENTS
                                    REALTY       -------------------------------------------------------------
                                     TRUST                        TA          EMMES      748 & 855     1974            TOTAL
                                  HISTORICAL        OTHER     PROPERTIES   PROPERTIES   SPRINGDALE    SPROUL         PRO FORMA
                               CONSOLIDATED (A)  EVENTS (C)       (E)          (F)       ROAD (G)    ROAD (H)      CONSOLIDATED
                             ------------------  -----------  -----------  -----------  -----------  ----------  --------------
REVENUE:
  Base rents...............        $   6,999      $   1,647    $   1,292    $   1,542    $     239   $     191       $  11,910
  Tenant reimbursements....            1,327            147          188          678       --              29           2,369
  Other....................              272             25            4            1       --          --                 302
                                  ----------         ------       ------       ------        -----       -----   --------------
    Total Revenue..........            8,598          1,819        1,484        2,221          239         220          14,581
                                  ----------         ------       ------       ------        -----       -----   --------------
OPERATING EXPENSES:
  Interest.................              975            341          781        1,230           99      --               3,426
  Depreciation and
    amortization...........            2,310            340          333          525           42          33           3,583
  Property operating
    expenses...............            2,810            834          439          799           57         121           5,060
  Other expenses...........              484         --           --           --           --          --                 484
                                  ----------         ------       ------       ------        -----       -----   --------------
    Total operating
      expenses.............            6,579          1,515        1,553        2,554          198         154          12,553
                                  ----------         ------       ------       ------        -----       -----   --------------
    Income (loss) before
      minority interest....            2,019            304          (69)        (333)          41          66           2,028
Minority interest in
  (income) loss............              (94)           (11)           2           12           (1)         (2)            (94)
                                  ----------         ------       ------       ------        -----       -----   --------------
Income (loss) before
  uncombined entity........            1,925            293          (67)        (321)          40          64           1,934
Equity in income of
  management company.......              125         --               26           16            6           5             178
                                  ----------         ------       ------       ------        -----       -----   --------------
Net income (loss)..........            2,050            293          (41)        (305)          46          69           2,112
(Income) loss allocated to
  Preferred Shares.........             (499)        --           --           --           --          --                (499)
                                  ----------         ------       ------       ------        -----       -----   --------------
Income (loss) allocated to
  Common Shares............        $   1,551      $     293    $     (41)   $    (305)   $      46   $      69       $   1,613
                                  ----------         ------       ------       ------        -----       -----   --------------
                                  ----------         ------       ------       ------        -----       -----   --------------
Earnings (loss) per Common
  Share....................        $    0.20                                                                         $    0.17
                                  ----------                                                                     --------------
                                  ----------                                                                     --------------
Weighted average number of
  shares outstanding
  including share
  equivalents..............        7,776,607                                                                         9,464,807
                                  ----------                                                                     --------------
                                  ----------                                                                     --------------


                            BRANDYWINE REALTY TRUST
                     NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
                             FINANCIAL INFORMATION
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

1. BASIS OF PRESENTATION:

    Brandywine Realty Trust (the "Company") is a Maryland real estate investment trust. As of March 31, 1997, the Company owned 50 properties. The Company's interest in 49 of the Properties is held through Brandywine Operating Partnership, L.P. (the "Operating Partnership"). The Company is the sole general partner of the Operating Partnership and as of March 31, 1997, the Company held a 96.5% interest in the Operating Partnership.

    These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the SSI/TNC Properties, the LibertyView Building, the 1996 Additional Acquisition Properties, the Columbia Acquisition Properties, the Main Street Acquisition Properties, the TA Properties, the Emmes Properties, the Greentree Executive Campus Aquisition Properties and 748 & 855 Springdale Drive. In management's opinion, all adjustments necessary to reflect the effects of the 1996 Offering, the SERS Offering, the Morgan Stanley Offering, the 1997 Offering, the acquisitions of the SSI/TNC Properties, the LibertyView Building, the 1996 Additional Acquisition Properties, the Columbia Acquisition Properties, the Main Street Acquisition Properties, the Other 1997 Acquisitions, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive and 1974 Sproul Road by the Company have been made.

2. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET:

    (A) Reflects the Company's acquisition of the Other 1997 Acquisitions (only those acquisitions which occurred after March 31, 1997 are included as 1336 Enterprise Drive is included in the Company's historical March 31, 1997 balance sheet) based upon the respective purchase prices and closing costs as follows:

                                                                                                   TOTAL OTHER
                                                                       GREENTREE                      EVENTS
                                                                       EXECUTIVE     FIVE EVES    SUBSEQUENT TO
                                                      KINGS MANOR       CAMPUS         DRIVE      MARCH 31, 1997
                                                    ---------------  -------------  -----------  ----------------
Purchase Price....................................     $   3,500       $  11,150     $   3,375      $   18,025
Closing Costs.....................................            50              59            13             122
                                                          ------     -------------  -----------        -------
                                                       $   3,550       $  11,209     $   3,388      $   18,147

    (B) Reflects the Company's acquisition of the TA Properties based upon the purchase price plus closing costs as follows:

                                                                                 TA PROPERTIES
                                                                                 -------------
Purchase Price.................................................................    $  41,625
Closing Costs..................................................................          620
                                                                                 -------------
                                                                                   $  42,245

    (C) Reflects the Company's acquisition of the Emmes Properties based upon the purchase price plus closing costs as follows:

                                                                             EMMES PROPERTIES
                                                                             -----------------
Purchase Price.............................................................     $    66,200
Closing Costs..............................................................             294
                                                                                    -------
                                                                                $    66,494

    (D) Reflects the Company's acquisition of 748 & 855 Springdale Drive based upon the purchase price plus closing costs as follows:

                                                                                  748 & 855
                                                                                 SPRINGDALE
                                                                                    DRIVE
                                                                               ---------------
Purchase Price...............................................................     $   5,250
Closing Costs................................................................            86
                                                                                     ------
                                                                                  $   5,336

    (E) Reflects the Company's acquisition of 1974 Sproul Road based upon the purchase price plus closing costs as follows:

                                                                              1974 SPROUL ROAD
                                                                              -----------------
Purchase Price..............................................................      $   4,125
Closing Costs...............................................................             56
                                                                                     ------
                                                                                  $   4,181

3. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS:

    (A) Reflects the historical consolidated operations of the Company.

    (B) Reflects the historical operations of the SSI/TNC Properties, LibertyView Building and the 1996 Additional Acquisition Properties from January 1, 1996 through the respective dates of acquisition, plus the pro forma 1996 Offering adjustments. The table below reflects the adjustments:

                                                SSI/TNC
                                            PROPERTIES AND                       DELAWARE          700/800
                                              LIBERTYVIEW                        CORPORATE     BUSINESS CENTER     8000 LINCOLN
                                               BUILDING       SERS PROPERTIES     CENTER            DRIVE              DRIVE
                                            ---------------  -----------------  -----------  -------------------  ---------------
Revenue:
  Base rents..............................     $   5,714         $   4,008       $   2,036        $     651          $     237
  Tenant reimbursements...................         2,511               249          --                   76                  2
  Other...................................           100            --              --               --                 --
                                                 -------            ------      -----------           -----              -----
    Total revenue.........................         8,325             4,257           2,036              727                239
Operating Expenses:
  Interest................................         3,783               194          --               --                 --
  Depreciation and amortization...........         2,819               818             374              212                 89
  Property expenses.......................         2,831             2,217             552              270                231
  General and administrative..............           715            --              --               --                 --
                                                 -------            ------      -----------           -----              -----
    Total operating expenses..............        10,148             3,229             926              482                320
Income (loss) before minority interest....        (1,823)            1,028           1,110              245                (81)
Minority interest in (income) loss........           513            --              --               --                 --
Income (loss) before uncombined entity....        (1,310)            1,028           1,110              245                (81)
Equity in income of management company....            75            --              --               --                 --
                                                 -------            ------      -----------           -----              -----
Net income (loss).........................        (1,235)            1,028           1,110              245                (81)
Income allocated to Preferred Shares......        --                --              --               --                 --
                                                 -------            ------      -----------           -----              -----
Income (loss) allocated to Common Shares..     $  (1,235)        $   1,028       $   1,110        $     245          $     (81)
                                                 -------            ------      -----------           -----              -----
                                                 -------            ------      -----------           -----              -----

                                             1996 PRO FORMA
                                                 & OTHER
                                                OFFERING        TOTAL PRO FORMA
                                               ADJUSTMENTS        1996 EVENTS
                                            -----------------  -----------------
Revenue:
  Base rents..............................      $  --              $  12,646
  Tenant reimbursements...................         --                  2,838
  Other...................................         --                    100
                                                   ------            -------
    Total revenue.........................         --                 15,584
Operating Expenses:
  Interest................................         (3,464)               513
  Depreciation and amortization...........            375              4,687
  Property expenses.......................            729              6,830
  General and administrative..............           (567)               148
                                                   ------            -------
    Total operating expenses..............         (2,927)            12,178
Income (loss) before minority interest....          2,927              3,406
Minority interest in (income) loss........           (942)              (429)
Income (loss) before uncombined entity....          1,985              2,977
Equity in income of management company....             (9)                66
                                                   ------            -------
Net income (loss).........................          1,976              3,043
Income allocated to Preferred Shares......          1,847              1,847
                                                   ------            -------
Income (loss) allocated to Common Shares..      $     129          $   1,196
                                                   ------            -------
                                                   ------            -------

    (C) Reflects the pro forma adjustments relating to the Columbia Acquisition Properties, the Main Street Acquisition Properties and the 1997 Other Acquisitions for the three months ended March 31, 1997 and other pro forma adjustments to reflect the 1997 Offering for the three months ended March 31, 1997. The operating results reflected below include the historical results and related pro forma adjustments to reflect the period January 1, 1997 through the respective acquisition dates. Operating results from those dates forward are included in the historical results of the Company.

                                                                                  OTHER 1997 ACQUISITIONS
                                                                ------------------------------------------------------------------
                                  COLUMBIA     MAIN STREET                                          GREENTREE
                                 ACQUISITION   ACQUISITION    1336 ENTERPRISE                       EXECUTIVE
                                 PROPERTIES    PROPERTIES          DRIVE           KINGS MANOR       CAMPUS       FIVE EVES DRIVE
                                -------------  -------------  -----------------  ---------------  -------------  -----------------
Revenue:
  Base rents..................    $     338     $     542        $      78          $     101       $     502        $      86
  Tenant reimbursements.......           24            60               13                 26              14               10
  Other.......................           25        --               --                 --              --                 --
                                      -----         -----              ---              -----           -----              ---
    Total revenue.............          387           602               91                127             516               96
Operating Expenses:
  Interest (i)................          110        --               --                 --                 207               63
  Depreciation and
    amortization (ii).........           66           109               21                 28              89               27
  Property expenses...........          130           379               19                 42             227               37
  General and
    administrative............       --            --               --                 --              --                 --
                                      -----         -----              ---              -----           -----              ---
    Total operating
      expenses................          306           488               40                 70             523              127
Income (loss) before minority
  interest....................           81           114               51                 57              (7)             (31)
Minority interest in (income)
  loss........................           (3)           (4)              (2)                (2)         --                    1
Income (loss) before
  uncombined entity...........           78           110               49                 55              (7)             (30)
Equity in income of management
  company.....................       --            --               --                 --              --                 --
                                      -----         -----              ---              -----           -----              ---
Net income (loss).............           78           110               49                 55              (7)             (30)
Income allocated to Preferred
  Shares......................       --            --               --                 --              --                 --
                                      -----         -----              ---              -----           -----              ---
Income (loss) allocated to
  Common Shares...............    $      78     $     110        $      49          $      55       $      (7)       $     (30)
                                      -----         -----              ---              -----           -----              ---
                                      -----         -----              ---              -----           -----              ---

                                                    TOTAL OTHER
                                  1997 OFFERING     1997 EVENTS
                                -----------------  -------------
Revenue:
  Base rents..................      $  --            $   1,647
  Tenant reimbursements.......         --                  147
  Other.......................         --                   25
                                    ---------           ------
    Total revenue.............         --                1,819
Operating Expenses:
  Interest (i)................            (39)             341
  Depreciation and
    amortization (ii).........         --                  340
  Property expenses...........         --                  834
  General and
    administrative............         --               --
                                    ---------           ------
    Total operating
      expenses................            (39)           1,515
Income (loss) before minority
  interest....................             39              304
Minority interest in (income)
  loss........................             (1)             (11)
Income (loss) before
  uncombined entity...........             38              293
Equity in income of management
  company.....................         --               --
                                    ---------           ------
Net income (loss).............             38              293
Income allocated to Preferred
  Shares......................         --               --
                                    ---------           ------
Income (loss) allocated to
  Common Shares...............      $      38        $     293
                                    ---------           ------
                                    ---------           ------

    (i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility. The adjustment for the Columbia Acquisition Properties also reflects an effective interest rate of 9.5% on assumed debt. The adjustment for the 1997 Offering represents interest savings related to the payoff of $7 million of credit facility borrowings at an effective rate of 7.5%.

    (ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

    (D) Reflects the pro forma statements of operations of the Columbia Acquisition Properties, the Main Street Acquisition Properties and the 1997 Other Acquisitions for the year ended December 31, 1996 and other pro forma adjustments to reflect the 1997 Offering for the year ended December 31, 1996. The operating results reflected below include the historical results and related pro forma adjustments to reflect the period January 1, 1996 through the earlier of the respective acquisition dates or December 31, 1996. Operating results from those dates forward are included in the historical results of the Company.

                                                                                          1997 OTHER ACQUISITIONS
                                                                       -----------------------------------------------------------
                                              COLUMBIA    MAIN STREET                                  GREENTREE
                                             ACQUISITION  ACQUISITION   1336 ENTERPRISE                EXECUTIVE
                                             PROPERTIES   PROPERTIES         DRIVE       KINGS MANOR    CAMPUS      FIVE EVES DRIVE
                                             -----------  -----------  ----------------  -----------  -----------  ----------------
Revenue:
  Base rents...............................   $   5,146    $   3,141       $     437      $     411    $   1,862       $     348
  Tenant reimbursements....................         359          347              75            107          175              39
  Other....................................         376       --              --             --           --                   1
                                                 ------       ------           -----          -----   -----------          -----
    Total revenue..........................       5,881        3,488             512            518        2,037             388
Operating Expenses:
  Interest (i).............................       1,680       --              --             --              841             254
  Depreciation and amortization (ii).......       1,007          629             117            114          359             108
  Property expenses........................       1,979        2,194             107            170        1,018             151
  General and administrative...............      --           --              --             --           --              --
                                                 ------       ------           -----          -----   -----------          -----
    Total operating expenses...............       4,666        2,823             224            284        2,218             513
Income (loss) before minority interest.....       1,215          665             288            234         (181)           (125)
Minority interest in (income) loss.........         (55)         (30)            (13)           (11)           8               6
Income (loss) before uncombined entity.....       1,160          635             275            223         (173)           (119)
Equity in income of management company.....      --           --              --             --           --              --
                                                 ------       ------           -----          -----   -----------          -----
Net income (loss)..........................       1,160          635             275            223         (173)           (119)
Income allocated to Preferred Shares.......      --           --              --             --           --              --
                                                 ------       ------           -----          -----   -----------          -----
Income (loss) allocated to Common Shares...   $   1,160    $     635       $     275      $     223    $    (173)      $    (119)
                                                 ------       ------           -----          -----   -----------          -----
                                                 ------       ------           -----          -----   -----------          -----

                                                                TOTAL OTHER
                                               1997 OFFERING    1997 EVENTS
                                             -----------------  -----------
Revenue:
  Base rents...............................      $  --           $  11,345
  Tenant reimbursements....................         --               1,102
  Other....................................         --                 377
                                                  -------      -----------
    Total revenue..........................         --              12,824
Operating Expenses:
  Interest (i).............................           (525)          2,250
  Depreciation and amortization (ii).......         --               2,334
  Property expenses........................         --               5,619
  General and administrative...............         --              --
                                                    ------      -----------
    Total operating expenses...............           (525)         10,203
Income (loss) before minority interest.....            525           2,621
Minority interest in (income) loss.........            341             246
Income (loss) before uncombined entity.....            866           2,867
Equity in income of management company.....         --              --
                                                   -------      -----------
Net income (loss)..........................            866           2,867
Income allocated to Preferred Shares.......         --              --
                                                   -------      -----------
Income (loss) allocated to Common Shares...      $     866       $   2,867
                                                   -------      -----------
                                                   -------      -----------

    (i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility. The adjustment for the Columbia Acquisition Properties also reflects an effective interest rate of 9.5% on assumed debt. The adjustment for the 1997 Offering represents interest savings related to the payoff of $7 million of credit facility borrowings at an effective rate of 7.5%.

    (ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

    (E) Reflects the pro forma statements of operations of the TA Properties for the three months ended March 31, 1997 and for the year ended December 31, 1996. All amounts represent historical operations of the TA Properties except for the pro forma adjustments noted:

                                                                                             TA PROPERTIES
                                                                                      ----------------------------
                                                                                       YEAR ENDED    THREE MONTHS
                                                                                      DECEMBER 31,    ENDED MARCH
                                                                                          1996         31, 1997
                                                                                      -------------  -------------
Revenue:
 Base rents.........................................................................    $   5,102      $   1,292
 Tenant reimbursements..............................................................          735            188
 Other..............................................................................            9              4
                                                                                           ------         ------
  Total revenue.....................................................................        5,846          1,484
Operating Expenses:
 Interest (i).......................................................................        3,168            781
 Depreciation and amortization (ii).................................................        1,352            333
 Property expenses..................................................................        1,962            439
 General and administrative.........................................................       --             --
                                                                                           ------         ------
  Total operating expenses..........................................................        6,482          1,553
Income (loss) before minority interest..............................................         (636)           (69)
Minority interest in (income) loss..................................................           29              2
Income (loss) before uncombined entity..............................................         (607)           (67)
Equity in income of management company..............................................          105             26
                                                                                           ------         ------
Net income (loss)...................................................................         (502)           (41)
Income allocated to Preferred Shares................................................       --             --
                                                                                           ------         ------
Income (loss) allocated to Common Shares............................................    $    (502)     $     (41)
                                                                                           ------         ------
                                                                                           ------         ------

------------------------

(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

    (F) Reflects the pro forma statements of operations of the Emmes Properties for the three months ended March 31, 1997 and for the year ended December 31, 1996. All amounts represent historical operations of the Emmes Properties except for the pro forma adjustments noted:

                                                                                       EMMES PROPERTIES
                                                                                  ---------------------------
                                                                                   YEAR ENDED   THREE MONTHS
                                                                                  DECEMBER 31,   ENDED MARCH
                                                                                      1996        31, 1997
                                                                                  ------------  -------------
Revenue:
 Base rents.....................................................................   $    6,214     $   1,542
 Tenant reimbursements..........................................................        2,681           678
 Other..........................................................................           10             1
                                                                                  ------------       ------
  Total revenue.................................................................        8,905         2,221
Operating Expenses:
 Interest (i)...................................................................        4,987         1,230
 Depreciation and amortization (ii).............................................        2,128           525
 Property expenses..............................................................        3,482           799
 General and administrative.....................................................       --            --
                                                                                  ------------       ------
  Total operating expenses......................................................       10,597         2,554
Income (loss) before minority interest..........................................       (1,692)         (333)
Minority interest in (income) loss..............................................           76            12
Income (loss) before uncombined entity..........................................       (1,616)         (321)
Equity in income of management company..........................................           65            16
                                                                                  ------------       ------
Net income (loss)...............................................................       (1,551)         (305)
Income allocated to Preferred Shares............................................       --            --
                                                                                  ------------       ------
Income (loss) allocated to Common Shares........................................   $   (1,551)    $    (305)
                                                                                  ------------       ------
                                                                                  ------------       ------

------------------------

(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

    (G) Reflects the pro forma statements of operations of 748 & 855 Springdale Drive for the three months ended March 31, 1997 and for the year ended December 31, 1996. All amounts represent historical operations of 748 & 855 Springdale Drive except for the pro forma adjustments noted:

                                                                     748 & 855 SPRINGDALE DRIVE
                                                                  --------------------------------
                                                                    YEAR ENDED      THREE MONTHS
                                                                   DECEMBER 31,      ENDED MARCH
                                                                       1996           31, 1997
                                                                  ---------------  ---------------
Revenue:
  Base rents....................................................     $     940        $     239
  Tenant reimbursements.........................................        --               --
  Other.........................................................        --               --
    Total revenue...............................................           940              239
                                                                         -----            -----
Operating Expenses:
  Interest (i)..................................................           400               99
  Depreciation and amortization (ii)............................           171               42
  Property expenses.............................................           250               57
  General and administrative....................................        --               --
                                                                         -----            -----
    Total operating expenses....................................           821              198

Income (loss) before minority interest..........................           119               41
Minority interest in (income) loss..............................            (5)              (1)
Income (loss) before uncombined entity..........................           114               40
Equity in income of management company..........................            23                6
                                                                         -----            -----
Net income (loss)...............................................           137               46
Income allocated to Preferred Shares............................        --               --
Income (loss) allocated to Common Shares........................     $     137        $      46
                                                                         -----            -----
                                                                         -----            -----

------------------------

(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

    (H) Reflects the pro forma statements of operations of 1974 Sproul Road for the three months ended March 31, 1997 and for the year ended December 31, 1996. All amounts represent historical operations of 1974 Sproul Road except for the pro forma adjustments noted:

                                                                          1974 SPROUL ROAD
                                                                  --------------------------------
                                                                    YEAR ENDED      THREE MONTHS
                                                                   DECEMBER 31,      ENDED MARCH
                                                                       1996           31, 1997
                                                                  ---------------  ---------------
Revenue:
  Base rents....................................................     $     774        $     191
  Tenant reimbursements.........................................           118               29
  Other.........................................................        --               --
                                                                         -----            -----
    Total revenue...............................................           892              220

Operating Expenses:
  Interest (i)..................................................        --               --
  Depreciation and amortization (ii)............................           134               33
  Property expenses.............................................           492              121
  General and administrative....................................        --               --
                                                                         -----            -----
    Total operating expenses....................................           626              154
Income (loss) before minority interest..........................           266               66
Minority interest in (income) loss..............................           (12)              (2)
Income (loss) before uncombined entity..........................           254               64
Equity in income of management company..........................            22                5
                                                                         -----            -----
Net income (loss)...............................................           276               69
                                                                         -----            -----
Income allocated to Preferred Shares............................        --               --
                                                                         -----            -----
Income (loss) allocated to Common Shares........................     $     276        $      69
                                                                         -----            -----
                                                                         -----            -----

------------------------

(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

To Brandywine Realty Trust

    We have audited the accompanying combined statement of revenue and certain expenses of 3001-2-3 GREENTREE ASSOCIATES, L.P., 4000 AND 5000 GREENTREE EXECUTIVE CAMPUS AND G.E.C. I & II MANAGEMENT CO., L.L.C. (the "GREENTREE EXECUTIVE CAMPUS ACQUISITION PROPERTIES") described in Note 1 for the year ended December 31, 1996. This combined financial statement is the responsibility of management. Our responsibility is to express an opinion on this combined financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

    The combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8K of Brandywine Realty Trust as described in Note 1 and is not intended to be a complete presentation of the GREENTREE EXECUTIVE CAMPUS ACQUISITION PROPERTIES' revenue and expenses.

    In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of the GREENTREE EXECUTIVE CAMPUS ACQUISITION PROPERTIES for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                          ZELENKOFSKE, AXELROD & CO., LTD.

Jenkintown, Pennsylvania June 19, 1997

               GREENTREE EXECUTIVE CAMPUS ACQUISITION PROPERTIES
               COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                                                                THREE MONTHS
                                                                  YEAR ENDED       ENDED
                                                                 DECEMBER 31,  MARCH 31, 1997
                                                                     1996       (UNAUDITED)
                                                                 ------------  --------------
Revenue
  Base Rents (Note 2)..........................................   $1,861,942     $  501,554
  Tenant Reimbursements (Note 2)...............................      175,078         13,794
                                                                 ------------  --------------
    Total Revenue..............................................    2,037,020        515,348
                                                                 ------------  --------------
Certain Expenses
  Real Estate Taxes............................................      191,337         47,834
  Utilities....................................................      235,301         64,185
  Cleaning and Janitorial......................................      106,946         24,543
  Snow Removal.................................................       50,445          8,419
  Lawn Care....................................................       53,309          8,000
  General Maintenance..........................................      100,473         16,273
  Maintenance--Labor...........................................       66,155         13,058
  Management Fees (Note 3).....................................      106,513         25,279
  Leasing Fees.................................................       67,714          9,538
  Other Operating Expenses.....................................       39,636          9,504
                                                                 ------------  --------------
    Total Certain Expenses.....................................    1,017,829        226,633
                                                                 ------------  --------------
Revenue in Excess of Certain Expenses..........................   $1,019,191     $  288,715
                                                                 ------------  --------------
                                                                 ------------  --------------

The accompanying notes are an integral part of the combined statement of revenue and certain expenses.

               GREENTREE EXECUTIVE CAMPUS ACQUISITION PROPERTIES
          NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
                               DECEMBER 31, 1996

NOTE 1: BASIS OF PRESENTATION

    The combined statement of revenue and certain expenses reflects the operations of 3001-2-3 Greentree Associates, L.P., 4000 and 5000 Greentree Executive Campus and G.E.C. I and II Management Co., L.L.C., (the Greentree Executive Campus Acquisition Properties) located in Marlton, New Jersey. These properties were acquired by Brandywine Realty Trust (the "Company") in April, 1997. The Greentree Executive Campus Acquisition Properties have an aggregate net rentable area of approximately 156,000 square feet (95% leased as of December 31, 1996). This combined statement of revenue and certain expenses is to be included in the Company's Current Report on Form 8-K pursuant to the rules and regulations of the Securities and Exchange Commission.

    The accounting records of Greentree Executive Campus Acquisition Properties are maintained on a modified cash basis. Adjusting entries have been made to present the accompanying financial statement in accordance with generally accepted accounting principles. The accompanying financial statement excludes certain expenses such as interest, depreciation and amortization, and other costs not directly related to future operations of the Greentree Executive Campus Acquisition Properties.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets and liabilities which affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2: OPERATING LEASE

    Base rents presented for the year ended December 31, 1996, do not include straight-line adjustments for scheduled rent increases occurring over the lives of the leases in accordance with generally accepted accounting principles because the adjustment is considered immaterial.

    There were no tenants whose minimum rental payments were equal to or exceeding 10% or more of total base rents in 1996.

    The Greentree Executive Campus Acquisition Properties are leased to tenants under operating leases with expiration dates extending, to the year 2006. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1996, are as follows:

1997                                                              $1,784,309
1998                                                              1,216,284
1999                                                                705,729
2000                                                                423,357
2001                                                                291,265
Thereafter                                                          561,046
                                                                  ---------
                                                                  $4,981,990
                                                                  ---------
                                                                  ---------

    Certain leases also include provisions requiring tenants to reimburse the Company for management costs and other operating expenses up to stipulated amounts and are included in tenant reimbursements revenue.

NOTE 3: MANAGEMENT FEES

    Management fees are based on five percent (5%) of rents collected and are payable to a related party.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Brandywine Realty Trust:

    We have audited the combined statement of revenue and certain expenses of 748 & 855 Springdale Drive ("748 & 855 Springdale Drive") described in Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Brandywine Realty Trust as described in Note 1 and is not intended to be a complete presentation of 748 & 855 Springdale Drive's revenue and expenses.

    In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of 748 & 855 Springdale Drive for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

Philadelphia, Pa.,
June 23, 1997

                           748 & 855 SPRINGDALE DRIVE
              COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                                                                                            FOR THE
                                                                         FOR THE       THREE MONTH PERIOD
                                                                        YEAR ENDED      ENDED MARCH 31,
                                                                       DECEMBER 31,  ----------------------
                                                                           1996         1997        1996
                                                                       ------------  ----------  ----------
                                                                                          (UNAUDITED)
REVENUE:
  Base rents (Note 2)................................................   $  940,000   $  239,000  $  241,000
                                                                       ------------  ----------  ----------
    Total revenue....................................................      940,000      239,000     241,000
                                                                       ------------  ----------  ----------
CERTAIN EXPENSES:
  Maintenance and other operating expenses...........................      156,000       35,000      39,000
  Utilities..........................................................       23,000        4,000       6,000
  Real estate taxes..................................................       71,000       18,000      18,000
                                                                       ------------  ----------  ----------
    Total expenses...................................................      250,000       57,000      63,000
                                                                       ------------  ----------  ----------
REVENUE IN EXCESS OF CERTAIN EXPENSES................................   $  690,000   $  182,000  $  178,000
                                                                       ------------  ----------  ----------
                                                                       ------------  ----------  ----------

   The accompanying notes are an integral part of these financial statements.

                           748 & 855 SPRINGDALE DRIVE
          NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                               DECEMBER 31, 1996

1. BASIS OF PRESENTATION:

    On June 5, 1997, Brandywine Operating Partnership, L.P. (the "Operating Partnership"), a limited partnership of which Brandywine Realty Trust (the "Company") is the sole general partner, acquired 748 & 855 Springdale Drive, a portfolio of two office buildings located in West Whiteland Township, Pennsylvania. 748 & 855 Springdale Drive contain an aggregate net rentable area of approximately 64,594 square feet, which was 100% leased as of December 31, 1996. The net purchase price for 748 & 855 Springdale Drive was $5.3 million.

    The combined statements of revenue and certain expenses reflect the operations of 748 & 855 Springdale Drive. These combined statements of revenue and certain expenses are to be included in the Company's Current Report on Form 8-K as the acquisition has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

    The accounting records of 748 & 855 Springdale Drive are maintained on a cash basis. Adjusting entries have been made to present the accompanying financial statement in accordance with generally accepted accounting principles. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of 748 & 855 Springdale Drive.

    The combined statements of revenue and certain expenses for the three months ended March 31, 1997 and 1996, are unaudited. In the opinion of management, all adjustments necessary to present fairly the revenue and certain expenses of 748 & 855 Springdale Drive for the three months ended March 31,1997 and 1996 have been included. The combined revenue and certain expenses for such interim periods are not necessarily indicative of the results for the full year.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets and liabilities which affect the reported amounts of revenues and expenses during the reporting period. The ultimate results could differ from those estimates.

2. OPERATING LEASES:

    Base rents presented for the year ended December 31, 1996, and the three months ended March 31, 1997 and 1996, include straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue increase (decrease) resulting from the straight-line adjustments for the year ended December 31, 1996, and the three months ended March 31, 1997 and 1996, was ($1,000), ($3,000) (unaudited) and ($1,000,)
($3,000)(unaudited) and $1,000 (unaudited), respectively.

    During 1996, rental revenues earned under leases with Environmental Resources Management, Inc. and Automated Financial Systems, Inc. were $735,000 and $129,000, respectively. Each of these leases individually represented greater than 10 % of 748 & 855 Springdale Drive's total rental revenue in 1996.

    748 & 855 Springdale Drive are leased to tenants under operating leases with expiration dates extending to the year 2001. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1996, are as follows:

1997..............................................................  $ 949,000
1998..............................................................    945,000
1999..............................................................    779,000
2000..............................................................    786,000
2001..............................................................    465,000

    Certain leases also include provisions requiring tenants to reimburse 748 & 855 Springdale Drive for management costs and other operating expenses up to stipulated amounts.